SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                January 13, 1998
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                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
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             (Exact name of registrant as specified in its charter)





      Delaware                 1-14108                   47-0649117
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
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                 (Address of principal executive offices)    (Zip Code)

                                 (773) 399-2500
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              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits.

               1.1  Underwriting Agreement dated as of January 8, 1998.

               4.8  360 Communications Company's 6.65% Senior Note Due 2008.

             10.11 Second Amended and Restated Credit Agreement dated as of December 5, 1997 among 360 Communications Company, the initial lenders named therein, Citibank, N.A., as
                    Administrative   Agent,   The  Chase   Manhattan   Bank,  as
                    Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent.





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



                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        360 COMMUNICATIONS COMPANY


                                             /s/ Jeffrey R. Gardner
                                        By:____________________________________
                                           Jeffrey R. Gardner
                                           Senior Vice President - Finance



Date: January 13, 1998


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



                                  EXHIBIT INDEX




         Exhibit
           No.                     Description of Exhibits
          ----                     -----------------------

          1.1       Underwriting Agreement dated as of March 12, 1997.

          4.8       360 Communications Company's 6.65% Senior Note Due 2008.

          10.11 Second Amended and Restated Credit Agreement dated as of December 5, 1997 among 360 Communications Company, the initial lenders named therein, Citibank, N.A., as
                    Administrative   Agent,   The  Chase   Manhattan   Bank,  as
                    Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent.




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